UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2021

PROPERTY SOLUTIONS ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39395	84-4720320
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

654 Madison Avenue

New York, NY 10065

(Address of Principal Executive Offices) (Zip Code)

(646) 502-9845

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	PSACU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	PSAC	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	PSACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On July, 2021 Property Solutions Acquisition Corp., a Delaware corporation (“PSAC”) convened a special meeting of stockholders (the “Special Meeting”) held in connection with PSAC’s previously announced business combination with FF Intelligent Mobility Global Holdings Ltd. (“FF”) and PSAC Merger Sub, Ltd. (“Merger Sub”) pursuant to the Agreement and Plan of Merger, dated as of January 27, 2021 (as amended, the “Merger Agreement”) and the transactions contemplated thereby. Pursuant to the terms of the Merger Agreement, a business combination between PSAC and FF will be effected through the merger of Merger Sub with and into FF, with FF surviving the merger as a wholly owned subsidiary of PSAC. Each proposal voted on at the Special Meeting is described in detail in PSAC’s definitive proxy statement/consent solicitation statement/prospectus filed with the U.S. Securities and Exchange Commission on June 24, 2021 and mailed to stockholders.

As of the close of business on June 21, 2021, the record date for the Special Meeting, there were an aggregate of 29,516,511 shares of common stock, par value $0.0001 per share (the “Common Stock”), outstanding, each of which was entitled to one vote with respect to each proposal. A total of 17,738,181 shares of Common Stock, representing approximately 60% of the outstanding shares of Common Stock entitled to vote, were present in person or by proxy, constituting a quorum.

The voting results for the proposals voted on at the Special Meeting are set forth below:

1. The Business Combination Proposal – To approve and adopt the Merger Agreement and the transactions contemplated thereby.

For	Against	Abstain
17,722,767	7,408	8,006

2. The Charter Proposals – To adopt amendments to PSAC’s amended and restated certificate of incorporation currently in effect in the form attached to the Merger Agreement.

2A:

For	Against	Abstain
17,722,476	7,727	7,978

2B:

For	Against	Abstain
17,616,959	81,965	39,257

2C:

For	Against	Abstain
17,646,407	66,663	25,111

2D:

For	Against	Abstain
17,709,561	11,729	16,891

2E:

For	Against	Abstain
17,600,895	118,175	19,111

2F:

For	Against	Abstain
17,696,820	20,769	20,592

3. The Director Election Proposal – To elect nine directors to serve on the board of directors of the post-business combination company.

	FOR	WITHHOLD
Brian Krolicki	17,711,991	26,190
Dr. Carsten Breitfeld	17,712,114	26,067
Matthias Aydt	17,704,494	33,687
Qing Ye	17,703,773	34,408
Jordan Vogel	17,711,932	26,249
Lee Liu	17,710,365	27,816
Edwin Goh	17,711,430	26,751
Susan G. Swenson	17,711,198	26,983
Scott D. Vogel	17,712,600	25,581

4. The Incentive Plan Proposal – To approve and adopt the Faraday Future Intelligent Electric Inc. 2021 Stock Incentive Plan.

For	Against	Abstain
17,627,351	94,601	16,229

5. The Nasdaq Proposal – To approve, for purposes of complying with applicable listing rules of the Nasdaq Stock Market, the issuance of shares of common stock pursuant to the Merger Agreement and the issuance of shares of common stock in a private placement.

For	Against	Abstain
17,628,001	79,912	30,268

Item 7.01 Regulation FD Disclosure.

On July 20, 2021, PSAC issued a press release announcing voting results relating to the Special Meeting. A copy of the press release is being furnished herewith as Exhibit 99.1.

The information contained in this Current Report on Form 8-K pursuant to this Item 7.01, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

This Report includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside PSAC’s or FF’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the transactions contemplated by the proposed business combination; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the ability to meet the Nasdaq’s listing standards following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; FF’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; FF’s estimates of the size of the markets for its vehicles; the rate and degree of market acceptance of FF’s vehicles; the success of other competing manufacturers; the performance and security of FF’s vehicles; potential litigation involving PSAC or FF; the result of future financing efforts and general economic and market conditions impacting demand for FF’s products. Other factors include the possibility that the proposed transaction does not close, including due to the failure of other closing conditions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of PSAC’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and related proxy statement/consent solicitation statement/prospectus, and other documents filed by PSAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and neither PSAC nor FF undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Press Release dated July 20, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPERTY SOLUTIONS ACQUISITION CORP.

Date: July 20, 2021	By:	/s/ Jordan Vogel
	Name:	Jordan Vogel
	Title:	Co-Chief Executive Officer

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